                                                                   EXHIBIT 10.24


                               PINKERTON'S, INC.

                 FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


         This FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "AMENDMENT") is dated as of December 1, 1996 and entered into by and among Pinkerton's, Inc., a Delaware corporation (the "COMPANY"), the Designated Subsidiaries (as defined in the Credit Agreement referred to below), the financial institutions listed on the signature pages hereof (the "LENDERS"), and Citicorp USA, Inc., as agent for the Lenders (the "AGENT"), and, for purposes of Section 3 hereof, the Subsidiary Guarantors listed on the signature pages hereof, and is made with reference to that certain Revolving Credit Agreement dated as of November 21, 1995 (the "CREDIT AGREEMENT"), by and among the Company, the Designated Subsidiaries, the Lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Company, the Designated Subsidiaries and the Lenders have entered into the Credit Agreement, pursuant to which certain credit facilities were extended to the Company and the Designated Subsidiaries; and

         WHEREAS, the Company, the Designated Subsidiaries and the Lenders desire to amend the Credit Agreement in certain respects;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.  AMENDMENT TO THE CREDIT AGREEMENT

         1.1  AMENDMENTS TO ARTICLE I: DEFINITIONS AND ACCOUNTING TERMS
              ---------------------------------------------------------

         A. The definition of "Applicable Margin" in Section 1.01 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and substituting the following therefor:


           "Level I         Level II        Level III
            Period          Period          Period
            -------         --------        ---------
            .350%            .400%           .500%"

         B. The definition of "Permitted Investments" in Section 1.01 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         ""PERMITTED INVESTMENTS" means investments permitted under the Company's Investment Policy, which investments are intended by the Company to be short-term and non-speculative in nature, provided that (i) the weighted average life of the securities comprising such investments does not exceed one year, (ii) the maturity of each of the securities comprising such investments does not exceed two years from the date of acquisition of such security, and (iii) the securities comprising such investments do not constitute more than five percent of the debt or equity (as applicable) of the issuer of such securities.

         For the purposes of this definition:  "Company's Investment Policy"
                                                ---------------------------
    means the Company's investment policy as approved by the Company's Chief Executive Officer and Chief Financial Officer. The Company shall provide copies of the Company's Investment Policy, as amended from time to time, to the Agent and the Lenders."

         C. The definition of "Termination Date" in Section 1.01 of the Credit Agreement is hereby amended by deleting the date "November 21, 1998" set forth therein and substituting therefor the date "November 19, 1999".

         1.2  AMENDMENTS TO ARTICLE II: AMOUNTS AND TERMS OF THE ADVANCES
              -----------------------------------------------------------

         A. Section 2.04(a)(ii) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

         "(ii) the weighted average rate per annum that its derived from the following rates: (A) a rate of .150% per annum with respect to each day during a Level I Period; (B) a rate of .175% per annum with respect to each day during a Level II Period; and (C) a rate of .250% per annum with respect to each day during a Level III Period."

         B. Section 2.19(a) of the Credit Agreement is hereby amended by deleting the date "November 21, 1997" set forth therein and substituting therefor the date "November 20, 1998".

         1.3  AMENDMENT TO ARTICLE V: NEGATIVE COVENANTS OF BORROWER
              ------------------------------------------------------

         Section 5.02(g) of the Credit Agreement is hereby amended by deleting the amount "$10,000,000" set forth therein and substituting therefor the amount "$15,000,000".

         1.4  AMENDMENT TO ARTICLE VI: EVENTS OF DEFAULT
              ------------------------------------------

         Section 6.01(c) of the Credit Agreement is hereby amended by deleting the phrase "(other than Section 5.02(f)(iv))" and substituting therefor the phrase "(other than Sections 5.02(f)(ii) and 5.02(f)(iv))".

         SECTION 2.  COMPANY'S REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

         A. CORPORATE POWER AND AUTHORITY. Each of the Company and the Designated Subsidiaries has all requisite corporate power and authority to enter into this Amendment, and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT").

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company and the Designated Subsidiaries.

         C. NO CONFLICT. The execution and delivery by the Company and the Designated Subsidiaries of this Amendment and the performance by the Company and the Designated Subsidiaries of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Company or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Subsidiaries,
(iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Company or any of its Subsidiaries.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company and the Designated Subsidiaries of this Amendment and the performance by the Company and the Designated Subsidiaries of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by the Company and the Designated Subsidiaries and are the legally valid and binding obligations of the Company and the Designated Subsidiaries, enforceable against the Company and the Designated Subsidiaries in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article IV of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

         SECTION 3.  ACKNOWLEDGEMENT AND CONSENT

         Each of the Subsidiary Guarantors is party to a Subsidiary Guaranty and such Subsidiary Guarantor has guarantied the Obligations.

         Each Subsidiary Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Subsidiary Guarantor hereby confirms that the Subsidiary Guaranty to which it is a party or otherwise bound will continue to guaranty to the fullest extent possible the payment and performance of all "Subsidiary Guarantied Obligations" as such term is defined in the applicable Subsidiary Guaranty, including without limitation the payment and performance of all such "Subsidiary Guarantied Obligations" in respect of the Obligations of the Company and the Designated Subsidiaries now or hereafter existing under or in respect of the Amended Agreement.

         Each Subsidiary Guarantor acknowledges and agrees that any Subsidiary Guaranty to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Subsidiary Guarantor represents and warrants that all representations and warranties contained in the Amended Agreement and the Subsidiary Guaranty to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each Subsidiary Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Subsidiary Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Subsidiary Guarantor to any future amendments to the Credit Agreement.


         SECTION 4.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

         (i) On and after the Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

         (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 9.04 of the Credit Agreement incurred by the Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH,

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

THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as of the date first set forth above upon the execution of a counterpart hereof by each of the Lenders and each of the other parties hereto and receipt by the Company and the Agent of written or telephonic notification of such execution and authorization of delivery thereof (such date being referred to herein as the "AMENDMENT EFFECTIVE DATE").

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                               PINKERTON'S, INC.


                               By:  /s/ James P. McCloskey
                                  --------------------------------
                               Title: EVP & CFO
                                     -----------------------------

                               PINKERTON GMBH HOLDING


                               By:  /s/ James P. McCloskey
                                  --------------------------------
                               Title: Managing Director
                                     -----------------------------


                               PINKERTON NORTH ATLANTIC LIMITED


                               By:  /s/ James P. McCloskey
                                  --------------------------------
                               Title: Director
                                     -----------------------------


                               WKD PINKERTON SECURITY SERVICES
                               GMBH & CO. KG

                               By PINKERTON GMBH HOLDING,
                               general partner

                               By:  /s/ James P. McCloskey
                                  --------------------------------
                               Title: Managing Director
                                     -----------------------------


                               PINKERTON MANAGEMENT CORPORATION
                               (for purposes of Section 3 only)
                               as a Subsidiary Guarantor


                               By:  /s/ Gary J. Hasenbank
                                  --------------------------------
                               Title: Vice President
                                     -----------------------------

                               PINKERTON SERVICE CORPORATION
                               (for purposes of Section 3 only)
                               as a Subsidiary Guarantor


                               By:  /s/ Gary J. Hasenbank
                                  --------------------------------
                               Title: Vice President
                                     -----------------------------

                               CITICORP USA., INC., AS A LENDER AND AS AGENT


                               By:  /s/ Marjorie Futornick
                                  --------------------------------
                               Title: Vice President
                                     -----------------------------



                               CITIBANK, N.A., AS ISSUING LENDER


                               By:  /s/ David L. Harris
                                  --------------------------------
                               Title: Vice President
                                     -----------------------------



                               BANK OF MONTREAL, AS A LENDER


                               By:  /s/ [Illegible]
                                  --------------------------------
                               Title: Sr. Vice President
                                     -----------------------------



                               DRESDNER BANK AG, AS A LENDER
                               New York and Grand Cayman Branches


                               By:  /s/ [Illegible] /s/ [Illegible]
                                  --------------------------------
                               Title:       V.P.           V.P.
                                     -----------------------------


                               PNC BANK, NATIONAL ASSOCIATION, AS A LENDER


                               By:  /s/ [Illegible]
                                  --------------------------------
                               Title: Vice President
                                     -----------------------------

                               UNION BANK OF CALIFORNIA, N.A., AS A LENDER


                               By:  /s/ Linda L. Brawn
                                  --------------------------------
                               Title: Vice President
                                     -----------------------------